UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The NASDAQ Stock Market LLC
Common Stock Purchase Warrants	CRTDW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On July 20, 2021, Creatd, Inc. (the “Company”), a Nevada corporation, entered into, through its wholly owned subsidiary, Creatd Partners, LLC (“Creatd Partners”), a Stock Purchase Agreement (the “Purchase Agreement”) with individuals named therein (collectively, the “Sellers”), pursuant to which Creatd Partners acquired from the Sellers, subject to the terms and conditions of the Purchase Agreement and other related agreements (the “Transaction Documents”) 1,158,000 shares of common stock of WHE Agency, Inc. (“WHE Agency”), a talent management and public relations agency that primarily focuses on representation and management of family and lifestyle-focused influencers and digital creators. The equity interest acquired in the Transaction (as defined below) along with the Voting Agreements described below equals fifty-five (55%) of the voting power and forty-four (44%) of the ownership of WHE Agency’s issued and outstanding shares, determined on a fully diluted basis post-transaction. This section describes the material provisions of the Purchase Agreement but does not purport to describe all of its terms. Terms not defined in this Current Report on Form 8-K shall have the meaning set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Sellers sold, transferred, assigned, conveyed and delivered to Creatd Partners their respective issued and outstanding shares of common stock in WHE Agency (the “Transaction”).  The aggregate closing consideration of the Transaction is $935,000, which consists of a combination of cash, in the amount of $144,750 (“Cash Consideration”), and the remaining $790,250 issued to the Sellers in the form of 224,503 shares of the Company’s restricted common stock (“Closing Share Consideration”).

The Transaction closed on July 23, 2021 (the “Closing”). At the Closing, Sellers received their respective portion of the aggregate closing consideration in the form of a combination of Cash Consideration and Closing Share Consideration, except for 5% of the total Closing Share Consideration that will be subject to a twelve (12) month Indemnification Holdback Period.

The 224,503 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were issued as part of the Closing Share Consideration (the “Shares”) to the Sellers are "restricted securities," as defined in Rule 144(a)(3) under the Securities Act of 1933, as amended (the “Act”), and accordingly the Shares may not be resold by the Sellers without registration under the Act or an available exemption from registration. Under the Purchase Agreement, the Company will be obligated to file with the Securities and Exchange Commission (the "SEC") within ten business days after the Closing, a registration statement on Form S-1 or Form S-3 registering the resale of the Shares by the Sellers under the Act to cover the resale of the Shares issued to the Sellers.

The Purchase Agreement contain representations and warranties made by and to the parties thereto as of specific dates.  The Purchase Agreement includes customary representations, warranties and covenants of the Company, Sellers and WHE Agency. The representations and warranties made by each party were made solely for the benefit of the other parties and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Purchase Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other party in disclosure schedules to the Purchase Agreement, and (iii) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement.

The foregoing is only a summary description of the Purchase Agreement and it does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting Agreement and Proxy

In connection with entering into the Purchase Agreement, Creatd Partners entered into a certain Voting Agreement and Proxy (the “Voting Agreement”) with certain beneficial owners that collectively own 11% percent of WHE Agency’s issued and outstanding restricted common stock (“Restricted Stockholders”). Through the Voting Agreements entered into with the Restricted Stockholders, Creatd Partners effectively controls 55% of the total voting power of the Company in the aggregate. The Voting Agreements generally require that the stockholders who are party to the Voting Agreements vote or cause to be voted their WHE Agency shares, and execute and deliver written consents and otherwise exercise all voting and other rights with respect to the WHE Agency shares at the direction of Creatd Partners. In addition, in connection with the Voting Agreements, the Restricted Stockholders delivered irrevocable proxies to Creatd Partners. The Voting Agreements terminate upon the twenty-year anniversary of executing the Voting Agreements.

The foregoing description of the Voting Agreement and Proxy is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The applicable information set forth in Item 1.01 of this 8-K is incorporated by reference in this Item 2.01.

Item 8.01. Other Events.

On July 20, 2021, the Company issued a press release announcing that Creatd Partners had entered into the Transaction with Sellers.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01. Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d) Exhibits

Exhibit No.	Exhibit
10.1#	Stock Purchase Agreement, dated as of July 20, 2021, by and among, Creatd Partners, LLC, WHE Agency, Inc., and individuals named therein.

10.2	Voting Agreement and Proxy, dated as of July 19, 2021, by and among, Creatd Partners, LLC, and individuals named therein.

99.1	Press release of Creatd, Inc., dated July 20, 2021.

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: July 26, 2021	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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